EXHIBIT 32.2
                                                                   ------------

                            THE PENN TRAFFIC COMPANY


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of The Penn Traffic Company (the "Company") on Form 10-K for the fiscal year ending February 3, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tod A. Nestor, Senior Vice-President Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Tod A. Nestor
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Tod A. Nestor
Senior Vice-President Chief Financial Officer

October 31, 2007